NEWS RELEASE

FOR IMMEDIATE RELEASE


Contact:                 or             Investors:
Glenn Nortman                           Robert Weiner
5B Technologies, Inc.                   Capital Communications Group, Inc.
Chief Executive Officer                 Phone: (561) 391-2112
Phone: (516) 938-3400                   Media:
                                        Donna Autuori
                                        Autuori Corporate Communications, Inc.
                                        Phone: (631) 969-0958

          Paramount Financial Corp. Announces New Corporate Structure; Establishes New Corporate Holding Company - 5B Technologies Corporation
             and Announces New Nasdaq Stock Symbol - (Nasdaq:FIVE)

         Company Plans to Expand Internet Business Services and Content


JERICHO, NY, February 14, 2000 - Paramount Financial Corporation (Nasdaq: PARA) today announced that it has reorganized and established a new corporate structure as a holding company, including the Company's three primary business units in the technology, staffing and leasing sectors. Beginning today, the new holding company is named 5B Technologies Corporation, which better represents the focus of the Company's future operating activities in the technology and Internet sectors. The Company's Nasdaq Stock Market trading symbol for its common shares has changed to (Nasdaq:FIVE), and the trading symbol for its Class A warrants has changed to (OTC:FIVEW), effective today, February 14, 2000, at the commencement of trading on The Nasdaq Stock Market. The Company's common shares previously traded on Nasdaq under the symbol PARA.

Glenn Nortman, CEO of 5B Technologies Corporation, commented, "By changing our corporate structure and company name, we are aligning our corporate identity more closely to the focus of our business operations in technology, the Internet and staffing, which are the primary drivers of our future
                                    - MORE -

         Paramount Financial Announces New Corporate Structure, Named -
   5B Technologies Corporation, and New Nasdaq Trading Symbol - (Nasdaq:FIVE)


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growth.  In the past two years,  the Company has  undergone a dramatic  shift in business, becoming a provider of comprehensive technology solutions and services to businesses. During this period, we established two complementary businesses: our Paratech Resources subsidiary, which is a single source provider of dynamic e-commerce and Internet strategy, design, applications and solutions, and network integration and other IT solutions for businesses, and Deltaforce Personnel Services, which provides temporary and permanent staffing in the legal and IT sectors. We are focused on these two businesses, while, at the same time, the strategic direction of our Company will be guided by the expansion of our technologies operations. We are confident in the continued growth of our
staffing   operations,   and  maintaining  the   contributions  of  our  leasing
operations, however, our primary focus is to expand our Paratech Resources subsidiary as we continually evaluate opportunities to increase value for all of our stockholders. We anticipate that our technologies operations will drive 5B Technologies' growth and profitability over the long term."

         "We expect continuing diversification of the Company's capabilities within the technology space by further developing our resources organically and through strategic alliances and acquisitions. 5B Technologies intends to create additional value through investments in and co-ventures with leading Internet content and service providers to ensure our participation in this dynamically expanding and changing sector. We are currently evaluating many opportunities to further our growth in this area as we strengthen our organization and sharpen our strategic focus", concluded Mr. Nortman.

         The new holding company's wholly-owned subsidiaries continue as Paratech Resources, Inc., a full-service provider of IT solutions for businesses, including fully-integrated services for Internet and e-commerce strategy and development, network and applications design and integration, and related consulting services; and, Deltaforce Personnel Services, Inc., a staffing company focused on the legal and technology industries. In addition, the Company's leasing business has been organized into the holding company structure of 5B Technologies Corporation.

         The new corporate organizational structure established a new parent company, 5B Technologies Corporation, a Delaware corporation, which owns 100% of Paramount Financial Corporation (now called Paramount Operations, Inc.), which was previously the publicly-held company. In the reorganization, stockholders of Paramount have automatically become stockholders of 5B Technologies.

                                    - MORE -

         Paramount Financial Announces New Corporate Structure, Named -
   5B Technologies Corporation, and New Nasdaq Trading Symbol - (Nasdaq:FIVE)


Page 3:

         The reorganization was completed pursuant to Delaware law, which did not require action by Paramount's stockholders, all of whose rights, privileges and interests remain the same with respect to their new ownership in 5B Technologies Corporation. In connection with the reorganization, all shares, which previously represented shares in Paramount Financial Corporation, were automatically converted, on a share-for-share basis, into shares of 5B Technologies Corporation. Existing share certificates representing shares of Paramount's common stock currently serve as evidence of ownership of the same number of shares of common stock of 5B Technologies. Stockholders will receive materials to exchange old Paramount shares for new 5B Technologies Corporation shares in the near future. The executive officers and Board of Directors of 5B Technologies are the same as those of Paramount, as are 5B Technologies' bylaws and Certificate of Incorporation (except to the extent permitted to be altered pursuant to Delaware law).

5B Technologies Corporation is a full service provider of comprehensive, integrated information technology services and business solutions designed to fulfill the needs of local, regional and global companies. The Company's wholly-owned subsidiaries include: Paratech Resources, Inc., a high technology company providing businesses with an comprehensive array of technology-based services and solutions, including the design, development, and hosting of Internet and e.commerce strategies, network and applications design, procurement and integration, and related consulting services; and, Deltaforce Personnel Services, Inc. a provider of temporary and permanent staffing to the technology and legal industries. 5B Technologies Corporation maintains its headquarters in Jericho, New York, and its stock trades on the Nasdaq Stock Market under the symbol (Nasdaq:FIVE). For additional information, the Company can be found on the World Wide Web at www.5btechnologies.com.

Certain statements contained in this press release, which are not historical facts, are forward-looking statements. Forward-looking statements in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, the specific factors that may influence the Company's business as identified and discussed in the Company's periodic filings with the Securities and Exchange Commission, including those set forth on Forms 10-K, 10-Q, 8-K; as well as increased competition; the availability of computer equipment; the ability of the Company to expand its operations and attract and retain qualified personnel and sales representatives; the ability of the Company to attract and retain IT professionals skilled in specific applications; technological obsolescence of the Company's portfolio of computer equipment; competition in the IT and Internet consulting sector and general economic conditions.

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